SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	October 26, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of March 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC1)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-44593  	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On October 26, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated October 26, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated October 26, 1998.




SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                10/26/98


               Beginning                                         Ending
               Certificate    Principal    Interest      RealizedCertificate
ClassCusip     Balance*       Distribution Distribution  Losses  Balance
A    79548KYN2 214,788,300.54 3,144,079.44  1,078,990.52    0.00 211,644,221.10
M-1  79548KYP7  29,250,000.00         0.00    152,226.95    0.00  29,250,000.00
M-2  79548KYQ5  37,375,000.00         0.00    200,949.02    0.00  37,375,000.00
M-3  79548KYR3  12,187,000.00         0.00     71,820.78    0.00  12,187,000.00
CE          NA   6,500,700.00         0.00    804,086.79    0.00   6,500,700.00
R-III79548KYU6           0.00         0.00          0.00    0.00           0.00
Total          300,101,000.54 3,144,079.44  2,308,074.06    0.00 296,956,921.10



           AMOUNTS PER $1,000 UNIT                         PASS THROUGH RATES

                                           Ending                Current
     Principal    Interest    Total        Certificate   RealizedPass-Through
ClassDistribution DistributionDistribution Balance       Losses  Interest Rate
A    13.117438       4.501665    17.619103    883.002504 0.00000        5.83375%
M-1     0.0000       5.204340     5.204340    1000.00000 0.00000        6.04375%
M-2     0.0000       5.376562     5.376562    1000.00000 0.00000        6.24375%
M-3     0.0000       5.893229     5.893229    1000.00000 0.00000        6.84375%
CE      0.0000     123.692339   123.692339    1000.00000 0.00000        3.00403%
R-III   0.0000       0.000000     0.000000       0.00000 0.00000        5.83375%


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                  125,042.08
TRUSTEE FEES                                    2,500.84

Section 4.02 (iv.)
P&I ADVANCES                  Total Advance   715,752.71
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:     26-Oct-98
               Stated Principal Balance of Mortgage Loans        296,862,957.70
               Stated Principal Balance of REO Properties             93,963.39

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
               Number of Loans                                            2,555
               Aggregate Principal Balance as of the Due Date    296,956,921.09
               Weighted Average Remaining Term to Maturity                  351
               Weighted Average Mortgage Rate                           9.52796%
               Number of Subsequent Loans                                     0
               Balance of Subsequent Loans                                 0.00

                                           Unpaid                Stated
Section 4.02 (vii.)                        Principal             Principal
DELINQUENCY INFORMATION                    Balance       Number  Balance
30-59 days delinquent                       5,669,552.55      48   5,661,242.88
60-89 days delinquent                         968,354.02      11     966,866.19
90 or more days delinquent                  2,509,382.20      19   2,501,775.37
Foreclosure proceedings have commenced 13,531,614.86 113 13,496,247.59 *Note: In accordance with the Master Servicer, the Delinquency
Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION Loans that became REO properties in the
                preceding calendar month:
                                           Unpaid        Stated
                                           Principal     Principal
                              Loan Number  Balance       Balance
                                     88089     44,979.22  44,854.89
                                     70280     49,281.99  49,108.50
Section 4.02 (ix.)            Total Book Value of REO Properties:    102,367.32
REO BOOK VALUES
Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
               Aggregate Amount of Principal Prepayments
                                           Curtailments              114,490.06
                                           Payments in Full        2,861,520.36

               Prepayment Charges                                     52,825.71
               REO Principal Amortization                                 43.24

Section 4.02 (xi.)            Realized Losses that were incurred during the
REALIZED LOSSES               related Prepayment Period:

                              Total Realized Losses         0.00
                              Which Include:
                              Extraordinary Losses          0.00
                              Fraud Losses                  0.00
                              Special Hazard Losses         0.00
                              Bankruptcy Losses             0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:                         0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                         Certificate
                                           Factor
                              Class A           0.883003
                              Class M-1         1.000000
                              Class M-2         1.000000
                              Class M-3         1.000000
                              Class CE          0.913714

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                                           Reduction from the Allocation of:
               Interest       Interest     Prepayment            Relief Act
               Distribution   Carry ForwardInterest      RealizedInterest
               Amount         Amount       Shortfalls    Losses  Shortfalls
     A           1,078,990.52         0.00          0.00    0.00           0.00
     M-1           152,226.95         0.00          0.00    0.00           0.00
     M-2           200,949.02         0.00          0.00    0.00           0.00
     M-3            71,820.78         0.00          0.00    0.00           0.00
     CE            804,086.79           NA          0.00    0.00           0.00
     TOTAL       2,308,074.06         0.00          0.00    0.00           0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:                0.00


Section 4.02 (xvii.)
                              Relief Act Interest Shortfall                0.00

Section 4.02 (xviii.)         Fraud Loss Amount                    9,750,000.00
                              Bankruptcy Amount                      100,000.00
                              Special Hazard Amount                4,417,585.68

Section 4.02 (xix.)           Required Overcollateralized Amount   6,500,700.00
                              Credit Enhancement Percentage            28.72898%

Section 4.02 (xx.)
               Overcollateralization Increase Amount                       0.00

Section 4.02 (xxi.)
               Overcollateralization Reduction Amount                      0.00

Section 4.02 (xxii.)
PASS THROUGH RATE
                              A                  5.83375%5.45938%
                              M-1                6.04375%5.66938%
                              M-2                6.24375%5.86938%
                              M-3                6.84375%6.46938%
                              CE                 3.00403%

Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account                0.00
Amount on Deposit in the Interest Coverage Account          0.00

Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                                            0.00
PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                         751,261.08

               Delinquency Percentage                                   5.74455%

               Stepdown Date Occurrence                  NO
               Trigger Event Occurrence                  NO






SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	October 31, 1998